Filed Pursuant to Rule 497(k)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

(the “Fund”)

Supplement dated October 20, 2021 to the Fund’s Summary Prospectus, Prospectus and Statement of
Additional Information, each dated April 30, 2021

Brookfield Public Securities Group LLC (the “Adviser”), the investment adviser and administrator to the Fund, will implement certain changes to the Fund’s portfolio management team. Effective by the end of the 2nd quarter of 2022, Jason S. Baine will be leaving the Adviser and will no longer serve as a Co-Portfolio Manager of the Fund. The Fund will continue to be managed by Portfolio Manager Bernhard Krieg, CFA. Prior to his departure, Mr. Baine will continue to work with Mr. Krieg as a Co-Portfolio Manager of the Fund.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

Please retain this Supplement for reference.